UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2011 (April 8, 2011)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 8, 2011, the Board of Directors of BancorpSouth, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Long-Term Equity Incentive Plan (the “Plan”), which was submitted for shareholder approval at the Company’s annual meeting of shareholders that is scheduled for April 27, 2011 (the “Annual Meeting”). The Plan is a proposed amendment and restatement of the Company’s 1994 Stock Incentive Plan and its provisions are described in the Company’s definitive proxy statement, a copy of which was filed with the Securities and Exchange Commission on March 25, 2011.
     On April 5, 2011, ISS Proxy Advisory Services (“ISS”) informed the Company that ISS had recommended a vote against the Plan because, under the Plan, a “Change in Control” occurs upon shareholder approval (rather than consummation) of a merger, consolidation or complete liquidation of the Company or sale or disposition of all or substantially all of the Company’s assets. The Board of Directors of the Company approved the Amendment, pursuant to which a “Change in Control” will occur upon the consummation of a merger, consolidation or complete liquidation of the Company or sale or disposition of all or substantially all of the Company’s assets. Under the terms of the Plan, the Amendment does not require shareholder approval. Therefore, in accordance with its terms, the Amendment will become effective upon shareholder approval of the Plan at the Annual Meeting.
     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	BancorpSouth, Inc. Long-Term Equity Incentive Plan (1)
10.2	Amendment to the BancorpSouth, Inc. Long-Term Equity Incentive Plan

(1) Filed as an appendix to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 25, 2011 (file number 001-12991) and incorporated by reference thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: April 8, 2011

INDEX TO EXHIBITS

10.1	BancorpSouth, Inc. Long-Term Equity Incentive Plan (1)
10.2	Amendment to the BancorpSouth, Inc. Long-Term Equity Incentive Plan

(1) Filed as an appendix to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 25, 2011 (file number 001-12991) and incorporated by reference thereto.